SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 21, 1999
                                 Date of Report

                           Commission File No. 0-14696

                            RMED International, Inc.
             (Exact Name of Registrant and Specified in its Charter)

          Colorado                                     84-0898302
  (State of Incorporation)               (I.R.S. Employer Identification Number)

                 3925 N. Hastings Way, Eau Clair, WI 54702-0188
                          (Address of Principal Office)

                                 (715) 831-0280
                         (Registrant's Telephone Number)

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Item 5. OTHER EVENTS

        The consolidated and pro forma financial statements of RMED International, Inc. and Jettar, Ltd. reflecting pooled operations of RMED International, Inc. and Jettar, Ltd., which was acquired by RMED International, Inc. on October 30, 1998 are filed as exhibits hereto and supplement the 8-K Report filed by RMED International, Inc. on December 3, 1998:

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   Exhibit 99.1

        (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            Report of Independent Public Accountants'

            Balance Sheet as of September 30, 1998 (unaudited) and
              December 31, 1997

            Statement of  Operations  for the nine months ended
              September 30, 1998 and 1997 (unaudited); and for the year ended December 31, 1997 and the nine months ended December 31, 1996

            Statement of Cash Flows for the nine months ended
              September 30, 1998 and 1997 (unaudited); and for the year ended December 31, 1997 and the nine months ended December 31, 1996

            Statement of Changes in Stockholders' Equity from
              April 1, 1996 (inception) to September 30, 1998

            Notes to Financial Statements

        (b) PRO FORMA FINANCIAL INFORMATION

            Unaudited Pro Forma combined condensed balance sheet of RMED International, Inc. and Jettar, Ltd.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RMED International, Inc.

Date: January 21, 1999                      By:  /s/ Brenda Schenk
                                                 -------------------------------
                                                     Brenda Schenk
                                                     President and Principal
                                                     Financial Officer